Exhibit 99.1

Open P a y d Investor Presentation Proposed Business Combination with Titan Acquisition Corp. We build universal financial infrastructure to power the growth of the digital economy.

This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purpo ses only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitati on or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Titan Acquisition Corp (“Titan”), OpenPayd Global Holdings Limited (“PubCo”) and OpenP ayd Holdings Limited (“OpenPayd”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. These materials are ex clusively for the use of the party or the parties to whom they have been provided by representatives of Titan and OpenPayd. This Presentation supersedes and replaces all previous oral or written communicatio ns relating to the subject matter hereof. Information disclosed in this Presentation is current as of August 26, 2026, except as otherwise provided herein, and neither Titan nor OpenPayd nor any of their respective representatives undertakes or ag rees to update this Presentation after the date hereof. By your acceptance of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Certain information included herein describes or assumes the expected terms that will be included in the agreements to be entered into by the parties to the Proposed Business Combination. Such agreements are under negotiation and subject to change. The consummation of the Proposed Business Combination is also subject to other various risks and contingencies, including customary closing conditions. There can be no assurance that the Proposed B usi ness Combination will be consummated with the terms described herein or otherwise. As such, the subject matter of these materials is evolving and is subject to further change by Titan and OpenPayd in their joint and absolute discretion. Neither the U.S. Securities and Exchange Commission (“SEC”) nor any securities commission of any other U .S. or non - U.S. jurisdiction has approved or disapproved of the Proposed Business Combination presented herein or determined that this Presentation is truthful or complete. No representations or warranties, express or implied, are given in, or in respect of, this Presentation, and no person may rely on any of the information or projections contained herein. To the fullest extent permitted by law, in no circumstances will Titan, OpenPayd, any placement agent, any financial advisor or any of their respective subsidiaries, shareholders, affiliates, representatives, directors, officers, employees, advisers or agents be responsible or li able, including for a direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or any opinions commu nic ated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Titan, OpenPayd or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Titan, OpenPayd and the Proposed Business Combination, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal. financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The only information that will have any legal effect and upon which an interested party may rely upon will be that in such representations and warranties as may be contained in a definitive agreement between such party and Titan or OpenPayd relating to the Proposed Business Combination, if any. 2 Disclaimers

Disclaimers

Forward-Looking Statements

This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” plan,” project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding expectations of OpenPayd or Titan concerning the outlook for their business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, as well as any information concerning possible, assumed, estimated or expected future operations and future financial performance of OpenPayd. Forward-looking statements also include statements regarding the expected benefits of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Titan, OpenPayd and Titan Acquisition Sponsor Holdco LLC (the “Sponsor”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Titan, OpenPayd and the Sponsor. You should carefully consider the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Titan’s final prospectus relating to its initial public offering dated April 8, 2025, its subsequent filings with the SEC and in the definitive proxy statement to be delivered to Titan’s shareholders and related registration statement on Form F-4, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Titan. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could materially and adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of shareholders is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to OpenPayd; any downturn or volatility in economic conditions, including inflation; risks related to the rollout of OpenPayd’s business and the timing of expected business milestones, and to relationships with customers; the effects of competition on OpenPayd’s future business; risks related to OpenPayd’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against it; disruption of OpenPayd’s relationships with its customers, business partners and others resulting from the announcement of the Proposed Business Combination; the amount of redemption requests made by Titan’s public shareholders; the ability of Titan or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future. If any of these risks materialize or OpenPayd’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Titan nor OpenPayd presently know or that they currently believe are immaterial that could also cause actual results to differ, potentially materially, from those contained in or implied by the forward-looking statements. In addition, forward-looking statements reflect Titan’s and OpenPayd’s expectations, plans or forecasts of future events and views as of the date of this Presentation. There may be additional risks that Titan and OpenPayd do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. While Titan or OpenPayd may elect to update these forward-looking statements at some point in the future, Titan and OpenPayd specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Titan’s or OpenPayd’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Financial Information: Non - IFRS Financial Measures The financial information contained in this Presentation has been taken from, or prepared based on, the historical financial statements of OpenPayd for the periods presented. OpenPayd’s historical financial information is prepared in accordance with international financial reporting standards (“IFRS”). Such information has been audited in accordance with Public Company Accounting Oversight Board standards. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. This Presentation includes certain financial measures not presented in accordance with IFRS, including earnings before interest, taxes, depreciation and amortization (“EBITDA”). These non - IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing OpenPayd’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that OpenPayd’s presentation of these measures may not be comparable to similarly titled measures used by other companies. OpenPayd believes these non - IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OpenPayd’s financial condition and results of operations. This Presentation contains financial forecasts for OpenPayd with respect to certain financial results for OpenPayd’s fiscal year 2027 which include projected non - IFRS financial measures, including EBITDA. Neither Titan’s nor OpenPayd’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, OpenPayd is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of the projected most directly comparable IFRS measures is included, and no reconciliation of forward - looking EBITDA to the most directly comparable IFRS measures is included. For the same reasons, OpenPayd is unable to address the probable significance of the unavailable information, which could be material to future results. OpenPayd defines EBITDA as profit before tax, plus share - based payment expense, plus amortisation and depreciation plus certain transaction costs. This uses audited figures where available, and unaudited figures where these are unavailable. These projections are forward - looking statements and should not be relied upon as being necessarily indicative of future results. See “Forward - Looking Statements” on page 3 of this Presentation. In this Presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of OpenPayd or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Use of Projections This Presentation contains projected financial information with respect to OpenPayd. The projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Annual Recurring Revenue This presentation includes Annual Recurring Revenue (“ARR”), which is a key performance measure used by management to monitor the growth and trajectory of OpenPayd's business. OpenPayd defines ARR as the unaudited revenue recognized in the most recently completed calendar month, multiplied by twelve. ARR assumes that customer count, transaction volumes, pricing and interest rates remain consistent with those of the applicable month and does not include any growth rate assumptions. ARR figures presented in this Presentation as of July 31, 2026 have been derived from the month ended July 31, 2026. ARR figures presented in this Presentation for a completed fiscal year have been derived from the final month of that fiscal year. OpenPayd’s fiscal year ends April 30. ARR includes all revenue recognized in the applicable month, comprising transaction fees, recurring subscription fees and minimums, foreign exchange margin, interest earned on client balances, operational fees and setup fees. ARR is therefore not limited to revenue that is contractually recurring in nature, and a substantial portion of the revenue included in ARR is variable and dependent on customer activity and transaction volumes in the applicable month. ARR is presented as a supplemental operational metric and is not a measure of financial performance prepared in accordance with IFRS. ARR should be viewed independently of, and not as a substitute for or combined with, revenue, deferred revenue or any other measure presented in OpenPayd's financial statements. ARR does not represent OpenPayd’s revenue under IFRS on an annualized basis and is not a forecast of future revenue, which can be impacted by, among other things, contract start and end dates, customer renewal rates, transaction volumes, foreign exchange and other factors. Investors should not place undue reliance on ARR as an indicator of OpenPayd's future or expected results. ARR does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. There is no IFRS measure that is directly comparable to ARR, and accordingly OpenPayd has not reconciled ARR in this presentation to any IFRS financial measure. 4 Disclaimers

Industry and Market Data; Trademarks This Presentation has been prepared by Titan and OpenPayd and includes market data and other statistical information from sources believed by Titan and OpenPayd to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith est ima tes of Titan and OpenPayd, which are derived from their review of internal sources as well as the independent sources described above. While OpenPayd is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors. No representations or warranties expressed or implied are given in, or in respect of, this Presentation by any party. Although O pen Payd and Titan believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. As such, this inform ati on is subject to change. Recipients of this Presentation should not consider its contents, or any prior or subsequent communications from or with OpenPayd, Titan or the Sponsor or their respective represent ati ves, as investment, legal, financial or tax advice. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all of the information necessary to adequately make an informed decision regarding your engagement with OpenPayd and Titan. OpenPayd and Titan own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the propert y o f their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to and does not imply a relationship with OpenPayd and Titan, or an endorsement or sponsorship by or of OpenPayd and Titan. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that OpenPayd and Titan will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information and Where to Find It This Presentation relates to the Proposed Business Combination. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Proposed Business Combination, a registration statement on Form F - 4 has been filed with the SEC and amended, and which includes a proxy statement and a prospectus of Titan, and each party will file other documents with the SEC regarding the Proposed Business Combination. A definitive proxy statement/prospectus will also be sent to Titan’s shareholders, seeking any required shareholder approval. Before making any voting or investment decision, investors and security holders of Titan and potential investors in the post - Business Combination combined c ompany are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by OpenPayd and/or Titan through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Titan may be obtained free of charge from Titan’s website at https:// www.titan - spac.com/investor - information or by written request to Titan at Titan Acquisition Corp, c/o Winston Taylor LLP, 800 Capitol St. STE 2400, Houston, Texas 77002. Participants in Solicitation Titan, OpenPayd and their respective directors, managers and officers may be deemed participants in the solicitation of proxi es of shareholders in connection with the Proposed Business Combination. Titan shareholders and other interested persons may obtain more detailed information regarding the directors, managers and officers of Titan in Titan’s filings with the SEC, which may be obtained, without charge, on the website maintained by the SEC at www.sec.gov. Additional information will be available in the definitive proxy statement included in the registration statement when it becomes available. No Offer or Solicitation This Presentation relates to the Proposed Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisd ict ion in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law. 5 Disclaimers

Today's Presenters

Leadership from Titan Acquisition Corp. and OpenPayd, together introducing the proposed business combination



Frank Mastrangelo
Chairman & CEO
Titan Acquisition Corp.



Adeel Rouf
President & CFO
Titan Acquisition Corp.



Dr. Ozan Ozerk
Founder
OpenPayd



Iana Dimitrova
CEO
OpenPayd



David Bull
CFO
OpenPayd

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Fintech Acquisition Corp. IV Fintech Acquisition Corp. III Fintech Acquisition Corp. II Fintech Acquisition Corp. I SPAC $230m 1/3 warrant 24 months $345m 1/2 warrant 24 months $175m 1/2 warrant 24 months $100m 1 warrant 18 months IPO Terms ($962m) ( $1 , 300 m) ($339m) ($429m) Merger Partner (Pro Forma EV) $125m $250m N/A N/A PIPE $16.17 ⁴ $9.75 ³ $14.52 ² $15.00 ¹ Current Stock Price Source: Company filings and Bloomberg as of 8/18/26. (1) Acquired by First Data at $15.00 per share (7/6/17). (2) Price per share at market close 8/18/2026. (3) Acquired by Nuvei Corp at $9.75 per share (2/23/23). (4) Price per share at market close 8/18/2026. Note: Deals included herein represent transactions where at least one member of the Titan Acquisition Corp. management team was a director, executive, or advisor to the SPAC listed above. 7 Track Record of Titan’s Management Titan’s track record: gains in three of the four completed deals

Why Invest in OpenPayd?

Strong business momentum and multiple potential growth vectors

Profitable, Outstanding Growth

- ✓ **$73m revenue, $96m+ ARR[1]**
- ✓ **$300B+ annualized volume, 1,200+ clients**, **no external capital.**

NASDAQ Listing Anticipated by Calendar Q4 2026

- ✓ **No pure-play public market equivalent** — Bridge to Stripe, BVNK to Mastercard, Iron to MoonPay: **every close comparable has been acquired**.
- ✓ Public company standards of transparency and governance.

Global Fiat & Digital Asset Infrastructure

- ✓ Fiat and digital asset licenses in the **USA, UK, EEA, Canada and South Africa** — programmable fiat-stablecoin, account infrastructure, real-time payments, trading and yield.

Vast & Expanding Market Opportunity

- ✓ **~$89T** B2B payments market; **1,200+ clients** growing at 55% CAGR, with **84% of Q1 growth** from clients onboarded in FY26
- ✓ USA and South Africa not yet monetized.

Market Tailwinds

- ✓ Money movement undergoing **structural redesign** — with increasing fragmentation across **infrastructure**, **assets** and **regulation** driving demand for **orchestration**.

Second Growth Engine: Stablecoins

- ✓ Stablecoin orchestration scaled from **$0.08m to $1.99m** quarterly revenue in twelve months — **a third of all Q1 FY27 growth** and 40% of new-client revenue.

Note: $96m ARR and $300B annualized transaction volume as of July 31, 2026; the $107m ARR shown on page 14 is the management forecast for the fiscal year ending April 30, 2027. (1) See page 4 for the definition of Annual Recurring Revenue (ARR). There is no IFRS measure comparable to ARR, so the Company has not reconciled ARR in this presentation to any IFRS measure..

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Financial Infrastructure for Global Money Movement

Underpinned by global licenses and strategic partnerships across fiat and stablecoins

OpenPayd

Payments | Accounts | Trading | Treasury | Stablecoins

API Orchestration

Global Business
(B2B, B2B2B and B2B2C)

Fiat and Crypto Licenses

Financial Services
- 43 US MTLs
- EEA FI
- UK EMI
- Canada RPAA

Digital Assets
- EEA VASP
- Canada Fin-Trac Registration
- South Africa AFSP

Fiat-Stablecoin Interoperability

Domestic rails in **70+ countries**
Fedwire, Faster Payments, SEPA

International rails in **180+ countries**
Swift, target | T2S

Fiat
$ € £
100+ more

Digital
Covering all major blockchains and digital currencies

Strategic Partners

- CIRCLE
- ripple
- Fireblocks
- B2C2
- **Global Tier 1 Banks & Domestic Banks**

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Scalable, Rail - agnostic, Modular Technology API - driven platform for instant payments, trading, banking and digital assets across regions Business Access API Access Web Access Core Platform Banking, Blockchain & Payment Connectivity Fiat Engine • Accounts, named IBANs • Payments • Trading • Treasury Blockchain Engine • Stablecoin mint / burn • Wallet Storage & Custody • Blockchain Connectivity • Trading & Liquidity Control Layer • AI - driven Compliance Engine • User Access • Routing Intelligence Data & Risk • AI - enabled Data Intelligence • Reporting • AI Optimization and Audit Global Banks 10 Payment Rails Stablecoin Issuers Liquidity Providers

Building Momentum for Exponential Growth

Sustained, multi-year expansion across leading global platforms with extended geographical and product coverage

Enterprise Client Wins (Selected)

SwissBorg, Ramp, BITFINEX, eToro, CAXTON, vantage, yaspa, NEXO, AstroPay, IC Markets, eightcap, Gate.io, exness, crypto.com, Libertex, OKX, TransFi, paybis, currency.com, kraken, wirex, B2C2, Pay Retailers, WINCENT, Keyrock, rail, damex.io, Altify, Mudrex, Hercle, VALR, ripple, ONE.io, GCEX, ARCHAX, TON, LMAX GROUP, DECTA, CEX.IO, Backpack, tradias, HotelRunner, BYBIT, RedotPay

Pre-2023 — 2023 — 2024 — 2025 — 2026 (YTD)

Company Milestones

- UK EMI (FCA Financial Conduct Authority)
- Malta EMI (EU Passporting) (MFSA Malta Financial Services Authority)
- MoM Profitability
- French Branch (ACPR Banque de France)
- VFA License (MFSA Malta Financial Services Authority)
- Canada Registration (Digital Assets) (FINTRAC CANAFE)
- South Africa License (Digital Assets) (FSCA)
- 43 US MTLs

Product Launches

- BaaS Platform Virtual IBANs
- Deliverable FX
- Global Payouts
- Multicurrency Accounts
- APMs
- Non-prefunded FX Trading
- On/Off Ramps OTC Desk
- Stablecoin Global Payouts

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We believe That No Listed Company Combines Our License Stack and Embedded Business Model

The closest private comparables operating at scale have been acquired by strategics, and the stablecoin cross-border cohort are clients rather than competitors

Segment	Who	What it means for OpenPayd
Fiat only (public)	**Wise** — cross-border transfers (WISE) **Payoneer** — SMB payouts (PAYO) **Dlocal** — emerging markets (DLO)	Fiat-only, and three different models: cross-border transfers, SMB payouts, emerging-market collections. None are embedded enterprise infrastructure spanning both fiat and digital asset rails.
Crypto native (public)	**Circle** — issuance (CRCL) **BitGo** — custody (BTGO) **Coinbase** — exchange (COIN)	Crypto-native: built around issuance, custody and trading rather than enterprise account and payment infrastructure. OpenPayd partners or serves them as clients.
Direct comparables (private)	**Bridge** acquired by Stripe ($1.1B) *(Stripe; CNBC, 2025)* **BVNK** acquired by Mastercard ($1.8B) *(Mastercard, 2026)*	The two closest comparables have both been absorbed by strategics — validating the model and strategic importance of interoperable infrastructure.
Stablecoin cross-border (private)	**RedotPay** **Noah** **Crossmint**	Target customers, not competitors. These businesses build on top of infrastructure like ours — and all three are live OpenPayd clients today.

We expect OpenPayd to be the only listed business offering enterprise-grade embedded financial infrastructure with licensing and interoperability across fiat and digital assets



Global
B2B Payments ~$89T
(2024)
(Juniper, 2024)
Cross-border
B2B Payments
~$31.7T (2023)
(FXC Intelligence, 2024)
Global
C2B Payments
~$18.7T (2024)
(WorldPay, 2025)
OpenPayd Annualized
Volume
$300B+
(As of July 2026)
Cross-border
C2B Payments
~$1.9T (2024)
(FXC Intelligence, 2025)
Stablecoin Payments
(adjusted)
~$9.2T (2025)
(Visa, 2025)
TAM
Global Payments
Annual Volume
$1,800T
(McKinsey, 2024)

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Exceptional Organic Growth To Date Operating at scale with strong year - on - year execution track record $300b+ Annualized Transaction Volume (as of July 2026) $96m + ARR¹ (as of July 2026) 37m+ Annualized Tr ansac t i o n s (as of July 2026) 1200+ C o r po r a t e Clients (current) 57% CAGR 19 39 57 73 FY23A FY24A FY25A Revenue ($m) F Y 2 6 A 22 52 100 176 FY23A FY24A FY25A Volume ($bn) F Y 2 6 A 100% CAGR 5 15 23 30 FY23A FY24A FY25A FY26A Transactions (#m) 82% CAGR 302 463 742 1131 FY23A FY24A FY25A Clients (#) F Y 2 6 A 55% CAGR 13 Note : FY 23 A – FY 26 A figures represent historical actual results, with fiscal year - end April 30 . Financials are presented in USD, converted from EUR : FY 23 A – FY 25 A at an EUR/USD rate of 1 . 19 ; FY 26 A at 1 . 16 , being the average rate over the six months to July 2026 . Applying 1 . 16 consistently across all periods would result in a FY 23 A – FY 26 A revenue CAGR of approximately 58% , compared with the 57 % shown . Transaction and client metrics are unaffected by exchange rates . (1) See page 4 for the definition of Annual Recurring Revenue (ARR) . There is no IFRS measure comparable to ARR, so the Company has not reconciled ARR in this presentation to any IFRS measure .

Strong Organic Growth Trajectory

We believe OpenPayd will remain high growth, profitable and cash flow positive despite no external capital

Revenue ($m)



Actual revenue
Balance of FY27F forecast
57% CAGR
$19
$39
$57
$73m
$93
Q1 $22m
FY23A
FY24A
FY25A
FY26A
FY27F

	FY23A	FY24A	FY25A	FY26A	FY27F
ARR[1]	$22m	$52m	$67m	$78m	$107m
Gross profit	$16m	$31m	$44m	$55m	$71m
	84%	81%	78%	76%	76%
EBITDA[2]	($8m)	$8m	$12m	$13m	$16m
	(43%)	21%	21%	17%	17%

Mixed industries



38%
25%
23%
4%
3%
7%
FI's
FX Trading
Digital Assets
iGaming
Affiliate Marketing
Other

Global clients

Examples:

crypto.com, kraken, B2C2, vantage, AstroPay, eToro, CAXTON, OKX

Note: FY23A–FY26A figures represent historical actual results with fiscal year-end April 30. FY27F is a management forecast, with $22m of actual revenue in Q1 FY27. Financials are presented in USD and converted from EUR: FY23A–FY25A at an assumed EUR/USD exchange rate of 1.19; FY26A and Q1 FY27 at 1.16, being the average rate over the last six months (Feb26–Jul26). Applying 1.16 consistently across all periods would result in a FY23A–FY26A revenue CAGR of approximately 58%, compared with the 57% shown.
(1) See page 4 for the definition of Annual Recurring Revenue (ARR). There is no IFRS measure comparable to ARR, so the Company has not reconciled ARR in this presentation to any IFRS measure. (2) A reconciliation of EBITDA to the most directly comparable IFRS financial measure is included on page 20 with respect to historical financial information.

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A diversified, usage - driven revenue model with strong recurring components: Transaction fees Core revenue driver linked directly to customer activity and transaction volumes, scaling organically with client growth. Recurring fees Recurring subscription fees or minimums for account access, platform usage and value - added services (supporting revenue predictability). FX margin Margin earned on foreign exchange transactions or on/off ramps, benefiting from increasing cross - border activity and volume growth. Interest revenue Interest earned on client funds held. Operational fees Fees linked to specific services and operational support, providing incremental revenue alongside core usage. Setup fees One - off onboarding and implementation fees, reflecting customer acquisition rather than ongoing monetization. How We Generate Revenue Strong recurring and volume driven revenue, aligning growth directly with customer activity 2% 16% 40% 25% 3% 14% Setup fees FX margin Transaction fees Recurring fees Operational Interest 15

Growth Is Broadening Across Every Vector

Q1 FY27 BaaS revenue up 45% vs Q1 FY26, with stablecoin orchestration delivering a third of the growth

	Fiat Infrastructure	Stablecoin Infrastructure
Existing customers	**Market penetration** **+$3.44m** $13.08m → $16.52m (+26%) **58% of growth**	**Product development** **+$1.54m** $0.08m → $1.62m (21x) **26% of growth**
New customers	**Market development** **+$0.55m** nil → $0.55m (new customers) **9% of growth**	**Diversification** **+$0.37m** nil → $0.37m (new customers) **6% of growth**

Q1 BaaS Revenue $13.16m (FY26) → $19.06m (FY27) +$5.90m +45%

$19.1m

Q1 FY27 BaaS revenue (not including interest), +45% YoY

The fiat services compound

Payments alone grew 30%. Existing customers buying more payments delivered 58% of the total increase.

A second engine is running

Quarterly stablecoin orchestration revenue scaled from $0.08m to $1.99m in a year and contributed a third of all growth.

New customers want stablecoin orchestration

40% of revenue from customers won in FY27 is stablecoin orchestration — an early signal, on one quarter of data.

Note: Q1 covers May–July; fiscal year-end April 30. Financials are presented in USD and converted from EUR at an assumed EUR/USD exchange rate of 1.16, being the average rate over the last six months (Feb26–Jul26). (1) Customers are classified as new when onboarded in FY27. (2) Stablecoin revenue was immaterial in Q1 FY26 ($0.08m), so growth multiples are shown off a small base.

16

First Capital Deployment to Grow Market Leadership

Potential $150m investment intended to be deployed through sequenced, high return levers

Growth Capital $75m · 50%	Strategic Investments (M&A) $60m · 40%	$15m · 10%

Growth Capital $75m · 50%

Scaling a proven operating model — planned investment in technology, people and licenses

Talent Attraction
Public equity incentives attract senior hires from across the industry

Accelerated Geographic Rollout
Faster APAC launches; mobilize the US opportunity with 43 MTLs secured

Bigger Customers & Partnerships
Listed credibility unlocks enterprise RFPs and additional global banking partners

Accelerated Product Development
New products — trading, treasury, agentic payments — upsold to high-flow clients

Agentic AI
AI agents replace manual processes: more output per head, expanding margins

Strategic Investments $60m · 40%

Targeted acquisitions designed to accelerate capability and market entry

Targeted M&A
Public equity as acquisition currency to close product and geography gaps

HOW IT IS APPLIED

- Bolt-on, capability-driven targets
- Assumed structure: 20% cash / 80% shares
- Expands footprint and capabilities while maintaining execution discipline

$60m to M&A is second largest Growth Capital initiative

Foundation & Balance Sheet Strength $15m · 10%

Financial resilience and regulatory headroom to support client growth at increasing scale

Enabler, not a growth lever

Note: $150m of potential transaction proceeds. Growth Capital and Foundation deployed in cash; Strategic Investments assume 20% cash / 80% shares. Fiscal year-end April 30.

17

Transaction Overview All - stock combination with Titan Acquisition Corp. implying $881.2m pro forma enterprise value Transaction Highlights Estimated Sources & Uses Business Combination Structure Titan Acquisition Corp. intends to complete a business combination with OpenPayd, a global provider of financial infrastructure and embedded banking services. Valuation Implies a pro forma combined enterprise value of ~$881.2m. Existing OpenPayd shareholders roll over 100% of their equity. Capital Structure Expected to be funded by a combination of Titan cash held in trust and PIPE financing . ( $ m ) Sources $800 OpenPayd Rollover $276 Cash in Trust $100 PIPE $1 , 176 . 0 Total ( $ m ) Uses $800 OpenPayd Rollover $346 Cash to balance sheet $30 Transaction expenses $1 , 176 . 0 Total Pro Forma Valuation 124 .5 $10 . 00 PF Shares Outstanding (M) Share Price ($) $1 , 245 .0 PF Equity Value ($m) $364 ( - ) PF Cash ($m) $881 .2 PF Enterprise Value ($m) PF Cash comprises $346m of cash to balance sheet and $18m of existing net cash. All figures assume a $10.00 issue price and exclude 13.8M SPAC and 8.1M Private Placement warrants (strike $11.50). Pro Forma Ownership 124.5M PF Shares Own % Shares (M) 64.3% 80 .0 1 OpenPayd Rollover Equity 22.2% 27 .6 2 Public Shareholders 8.0% 10 .0 3 PIPE Shares 4.7% 5 .9 4 Sponsor Shares 0.8% 1 .0 5 Founder Shares Transferred Assumptions: (1) 124.5M pro forma shares outstanding at $10.00 per common share. (2) Total sponsor shares of 5.9M. (3) $100m PIPE priced at $10.00 per share; PIPE has yet to be raised and is not committed. (4) PF Cash consists of $346m of cash to balance sheet and $18m of existing net cash. (5) Assumes $276m remaining in trust, excluding interest earned; SPAC cash is subject to change depending on actual trust interest and redemptions. (6) ~1.0M Founder Shares have been transferred to the OpenPayd Founder. (7) Charts and tables exclude 13.8M SPAC and 8.1M Private Placement warrants (strike $11.50). 18

Appendix 19

20 Reconciliation of Non - IFRS Measures Amounts in millions of USD Actual (Unaudited) F Y2 6 A c t u a l F Y2 5 A c t u a l F Y2 4 A c t u a l F Y2 3 Profit and loss statement 62 . 6 44 . 9 33 . 8 18 . 9 Banking and payments as a service and other income 10 . 1 11 . 7 5 . 0 0 . 0 Other interest income 72 . 7 56 . 6 38 . 8 18 . 9 Revenue (17.8) (12.1) (7.5) (3.1) Cost of sales 54 . 9 44 . 5 31 .. 3 15 . 8 Gross profit (50.5) (37.7) (28.0) (28.5) Operating expenses 4 . 4 6 . 8 3 . 3 (1 2 . 7 ) Operating profit 0 . 1 0 .. 1 0 . 0 0 . 0 Finance income (0.7) (0.6) (0.9) (0.2) Finance expense (5.8) 0 . 0 0 . 0 0 . 0 Transaction costs (2. 0 ) 6 .. 3 2 . 4 (1 2 . 9 ) Profit/(loss) before income taxes (0.8) (1.4) (0.3) 3 . 6 Income tax expense (2. 8 ) 4 . 9 2 . 1 (9. 3 ) Profit/(loss) for the year Non - IFRS measures EBITDA (2.0) 6 . 3 2 . 4 (12.9) (Loss)/profit before income taxes 2 . 7 0 . 8 0 . 9 0 . 1 + Share - based compensation 6 . 0 5 . 1 4 . 8 4 . 6 + Depreciation and amortization 5 . 8 0 . 0 0 . 0 0 . 0 + Transaction costs 12 . 5 12 . 2 8 . 1 (8. 2 ) EBITDA Annual recurring revenue (ARR) 6 . 5 5 . 6 4 . 3 1 . 8 April revenue 78 . 0 67 . 2 51 . 6 21 . 6 ARR (multiplied by 12) Note: Financials are presented in USD and converted from EUR: FY23 – FY25 at an assumed EUR/USD exchange rate of 1.19; FY26 at 1.16, being the average rate over the last six months (Feb26 – Jul26). (1) Cost of sales is calculated as service provider charges plus reseller commissions per the F - 4. (2) Total operating expenses is calculated as operating expenses per the F - 4 less cost of sales.

Bridging FY26A Results to the FY27F Forecast

Recent operating performance and the underlying assumptions behind the FY27F management budget, by growth driver

Growth Driver	Recent Results (FY23A–FY26A / Q1 FY27A)	Forecast Assumptions (FY27F)
REVENUE / ARR[1]	• Revenue of $73m in FY26A, a 57% CAGR from $19m in FY23A • Q1 FY27 revenue up 39% YoY, from $15.9m to $22.1m • $96m+ ARR[1] and 1,200+ clients as of July 2026	• FY27F revenue of $93m: $22m Q1 actual plus $71m balance of forecast • Quarterly revenue forecast to grow from $22.5m in Q2 to $25.6m in Q4, driven by client growth and new contracts • FY27F ARR[1] of $107m, annualizing revenue forecast for April 2027 month • FY27F forecast is organic, not contingent on capital from Titan's trust account or a PIPE capital raise from this transaction
PRODUCT DEVELOPMENT	• Stablecoin orchestration scaled from $0.08m to $1.99m quarterly revenue in twelve months — a third of all Q1 FY27 growth • Product development delivered 26% of total Q1 FY27 growth; payments alone grew 30%	• Roadmap delivery of further trading, treasury and stablecoin orchestration capabilities upsold to high-flow clients • Digital Assets forecasted revenue at $21.6m and VASP revenue at $7.3m in FY27F, driven by growth in these segments • Capitalized tech development of $5.8m, rising from $1.3m in Q1 to $1.6m in Q4
GEOGRAPHIC EXPANSION	• Domestic rails in 70+ countries and international rails in 180+ countries • 43 US regulatory licenses secured, alongside licenses in UK, EEA, Canada and South Africa • USA and South Africa not yet monetized	• Faster APAC launches and mobilization of the US opportunity with 43 MTLs secured • All FY27F revenue forecast is from currently monetized markets; USA and South Africa treated as potential headroom beyond the forecast period
HEADCOUNT & OPERATING COSTS	• FY26A EBITDA[2] of $13m at a 17% margin, up from an $8m loss in FY23A • Gross profit of $55m in FY26A at a 76% margin • Profitable and cash flow positive despite no external capital	• Headcount costs of $40.0m, rising from $8.7m in Q1 to $11.3m in Q4 on projected headcount growth • Other operating costs broadly flat at $20.7m, inclusive of inflation expectations • FY27F EBITDA[2] of $16m at a 17% margin, after $4.1m of one-off costs

Note: FY23A–FY26A figures represent historical actual results with fiscal year-end April 30. FY27F is a management forecast, with $22m of actual revenue in Q1 FY27. Financials are presented in USD and converted from EUR: FY23A–FY25A at an assumed EUR/USD exchange rate of 1.19; FY26A and Q1 FY27 at 1.16, being the average rate over the last six months (Feb26–Jul26). Applying 1.16 consistently across all periods would result in a FY23A–FY26A revenue CAGR of approximately 58%, compared with the 57% shown. (1) See page 4 for the definition of Annual Recurring Revenue (ARR). There is no IFRS measure comparable to ARR, so the Company has not reconciled ARR in this presentation to any IFRS measure. (2) A reconciliation of EBITDA to the most directly comparable IFRS financial measure is included on page 20 with respect to historical financial information.

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OpenPayd's Position in the Fintech Landscape

Many apps above, fragmented rails below — one infrastructure and orchestration layer in between

USERS — businesses and consumers moving, trading and holding money every day

RedotPay	Caxton	Kraken	B2C2	1200+ more
Payments	Payroll	Crypto Exchange	Market Maker	Connected clients

Many apps, one integration

ONE API

OpenPayd — The Infrastructure & Orchestration Layer

Combining licenses, technology and connectivity — orchestrating seamlessly so clients never touch the complexity below

- **Global Licenses**
- **API-First Technology**
- **Global Financial Connectivity**
- **Intelligent Orchestration**

One platform, every rail

Banks	Stablecoin Issuers	Payment Rails	Blockchain Networks
Partner institutions	Supporting all major stablecoins	SEPA · Faster Payments · SWIFT	Stablecoin settlement

We expect OpenPayd to be the only listed business offering enterprise-grade embedded financial infrastructure with licensing and interoperability across fiat and digital assets. It doesn't compete with the apps above — it's the infrastructure they build on to scale globally.

22

Risks Related to Titan and the Proposed Business Combination • Titan may not be able to complete the proposed business combination within the prescribed time frame, in which case they would cease all operations ex cep t for the purpose of winding up and they would redeem their public shares and thereafter commence a voluntary liquidation, in which case Titan’s public shareholders may receive only $10.05 per share, or less than such amount in certain circumstances, and their warrants will expire worthless. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect Titan’s business, including Titan’s ability to negotiate and complete the proposed business combination, and results of operations. • The proposed business combination may be delayed or ultimately prohibited and Titan may not be able to complete the proposed business combination with OpenPayd since such business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited. • If third parties bring claims against Titan, the proceeds held in Titan’s Trust Account could be reduced and the per - share redem ption amount received by shareholders may be less than $10.05 per share. • If deemed to be insolvent, distributions made to Titan’s public shareholders, or part of them, from Titan’s Trust Account may be subject to claw back in certain circumstances. • Titan’s public shareholders may be held liable for claims by third parties against Titan to the extent of distributions received by them upon redemption of their public shares. • Because each of Titan and PubCo are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited. • The executive officers and directors of Titan have potential conflicts of interest in recommending that shareholders vote in fav or of approval of the proposed business combination and approval of the other proposals described in the registration statement filed June 16, 2026, as amended on July 31, 2026. • If the Warrant Amendment Proposal is not approved, Titan public warrants will become exercisable for PubCo Ordinary Shares, w hic h would increase the number of shares eligible for future resale in the public market and result in dilution to PubCo’s shareholders. • If Titan is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for Titan to complete the Business Combination and the other proposed transactions. • Titan cannot be certain as to the number of Titan public shares that will be redeemed and the potential impact on shareholders who do not elect to redeem. • Titan may be forced to close the Business Combination even if it determines it is no longer in Titan shareholders’ best interest. • Upon completion of the proposed business combination, Titan shareholders will become PubCo shareholders, Titan warrantholders wi ll become PubCo warrantholders and the market price for the PubCo ordinary shares may be affected by factors different from those that historically have affected Titan. 23 Risk Factors

Risk Factors 24 Risks Related to OpenPayd • Declines in digital commerce, cross - border payments activity and digital asset trading volumes could have a material adverse effect on our business, financial condition and our results of operations. • Any factors that reduce cross - border trade or cross - border digital commerce, make such trade or commerce more difficult or dimin ish digital asset on/off - ramp activity and/or limit activity of digital platforms could harm our business. • Substantial and increasingly intense competition in the worldwide financial services, payments and banking - as - a - service industry , including pricing and payment alternatives, could adversely affect our margins, business and results of operations. Competitive activity by our partners and enterprise customers that insource pay ment services or directly compete against our services could adversely affect our business. • Our business relies on the proper functioning of IT systems and networks, particularly at scale. Any failure of these systems or networks, including actual or perceived software errors, failures, bugs, defects or outages, could disrupt our business and impair our ability to effectively provide our services and products to consumers and merchants. • Because we rely on third parties, including banking partners and payment network providers, to provide services, we could be adversely impacted if they fail to fulfill their obligations or if our arrangements with them are terminated and suitable replacements cannot be found on commercially reasonable terms or at all. • We depend on counterparty financial institutions and payment service providers to support our operations. If one or more of our counterparty financial institutions or payment service providers default on their financial or performance obligations to us, change their business strategy or requirements, become subject to regulatory action, or fail, our results of operations and financial condition may be adversely affected and we may incur significant losses. • Our success depends on our ability to develop products and services to address the rapidly evolving markets that we serve, and if we are not able to implement successful enhancements and new features such as new payment rails, currencies and money management services, we could lose customers or have trouble attract ing new customers, and our ability to grow may be limited. • Our business depends on our strong and trusted brand, and failure to maintain and protect our brand, or any damage to our reputation, or the reputation of our partners, could adversely affect our business, financial condition or results of operations. • Our results of operations may be adversely affected as a result of any decrease in revenue from customers operating in the digital asset and cryptocurrency sector as a result of regulatory changes, market downturns or occurrences under other risk factors discussed herein. Approximately 25% of our revenue is generated from digital asset businesses, any negative impact to our ability to serve such customers could exacerbate the other risks set forth herein. • Our business may be adversely affected by geopolitical and other risks associated with global operations. As we continue to expand internationally, including within emerging markets, we may become more susceptible to these risks. • Our business is subject to laws, rules, regulations, policies and legal interpretations in the markets in which we operate, including (but not limited t o) those governing electronic money issuance, stored value, cross - border and domestic money transmission, foreign exchange, privacy, data protection, digital asset regulation and payment services (including payment processing and settlement services). The legal and regulatory requirements applicable to us are extensive, complex, frequently changing, and increasing in number, and may impose overlapping and/or conflicting requirements or obligations. • Our business is subject to complex and evolving regulations and oversight, in relation to privacy and data protection. Failure to comply with applicable data protection laws and regulations could subject us to fines and reputational harm. • Our provision of payment initiation services and account information services under open banking frameworks exposes us to regulatory, operational and liability risks that could materially adversely affect our business. • Our use of artificial intelligence and machine learning in onboarding, sanctions screening and transaction monitoring may pro duc e flawed or biased results, expose us to regulatory scrutiny, enforcement actions, litigation and increased compliance and remediation costs.

Risks Related to OpenPayd - Continued • Failure to protect, enforce and defend our intellectual property rights may diminish our competitive advantages or interfere with our ability to market and promote our products and services and claims that we infringe, misappropriate or otherwise violate third parties’ intellectual property rights could have a material adverse effect on our business . We also use open - source software and may be subject to claims from licensors related to ownership and use rights . • OpenPayd’s forecasts and projections (particularly those related to the size of the market and target populations for OpenPayd’s) are based upon assumptions, analyses and estimates developed by management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, the actual results may differ materially from those forecasted or projected. • The failure to attract and retain key personnel could have a material adverse effect on our business. • We have identified material weaknesses in our internal control over financial reporting and may identify additional material wea knesses in the future or fail to maintain an effective system of internal control over financial reporting, which may result in material misstatements of our consolidated financial statements or cause us to fail to meet our periodic reporting obligations. • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. Risks Related to Ownership of PubCo’s Securities • Our management team has limited experience managing a public company. • Following the completion of the proposed business combination, the price of our ordinary shares could decline if securities a nal ysts do not publish research or if securities analysts or other third parties publish inaccurate or unfavorable research about us. • Following the completion of the proposed business combination, future sales of our ordinary shares, or the perception that such sales may occur, could depress our ordinary shares price. • Following the completion of the proposed business combination, PubCo may issue additional PubCo ordinary shares or other equi ty securities without your approval, which would dilute your ownership interests and may depress the market price of the PubCo ordinary shares. • Provisions in the PubCo amended and restated memorandum and articles of association may inhibit a takeover of PubCo, which could limit the price investors might be willing to pay in the future for PubCo ordinary shares and could entrench management. • PubCo will be deemed to be an “emerging growth company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, the PubCo ordinary shares may be less attractive to investors. • Upon the completion of the proposed business combination, we will be a “controlled company” within the meaning of the Nasdaq Listing Rules and, as a result, can rely on exemptions from certain corporate governance requirements that provide protection to shareholders of other companies. • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance practices. 25 Risk Factors